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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2007 through March 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


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                                     PIONEER
                                     -------
                                   HIGH INCOME
                                      TRUST

                                       PHT
                                  Ticker Symbol


                                     Annual
                                     Report

                                     3/31/08


                                 [LOGO] PIONEER
                                        Investments (R)

Table of Contents
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Letter to Shareowners                                        2

Portfolio Management Discussion                              4

Portfolio Summary                                           10

Prices and Distributions                                    11

Performance Update                                          12

Schedule of Investments                                     13

Financial Statements                                        30

Financial Highlights                                        33

Notes to Financial Statements                               35

Report of Independent Registered Public Accounting Firm     48

Results of Shareowner Meeting                               49

Approval of Investment Advisory Agreement                   50

Trustees, Officers and Service Providers                    54

                                                                     President's

Dear Shareowner,
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Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation have forced investors and bankers to mark down the value of assets on their balance sheets. A late-summer credit crunch forced central banks in the U.S. and Europe to assume the role of "lender of last resort" to keep credit markets functioning as a number of hedge funds faced margin calls and, in March, broker Bear Stearns failed. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns have moved to the back burner for the U.S. Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Markets have reacted poorly to these developments, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out much of the positive returns markets had delivered in the preceding year. For the 12 months ending March 31, 2008, the Dow Jones Industrial Average rose 2%, the Standard & Poor's 500 Index declined 5%, the NASDAQ Composite Index fell 6%, and the MSCI EAFE Developed Market Index of international stock markets fell 2%. Over the 12-month period, the MSCI Emerging Markets Index was a standout performer, rising 22%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 8% over the 12 months ending March 31, 2008. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell approximately 3.5% over the 12 months ending March 31, 2008, as its higher coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

As you may know, the turmoil in the credit markets has translated into liquidity problems for auction-rate preferred securities, which has been well documented in the media. Five of Pioneer's six closed-end mutual funds are leveraged using those securities. Pioneer is actively working to find a resolution to the problems. We are considering a number of potential solutions. As we work through the issues associated with auction-rate preferred shares, we intend to provide

Letter


shareholders with periodic updates on market conditions and any developments affecting the shares.

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. The U.S. economy grew in the fourth quarter of 2007 and appears to have grown in the first quarter of 2008. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a worsening of the liquidity/credit crunch represent risks to the economy. Conversely, substantial fiscal and monetary stimulus programs have been put in place, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances and deleveraging may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

[Signature of Daniel K. Kingsbury]

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/08
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Growing problems in the credit markets, precipitated by a crisis in subprime mortgages, undermined the performance of high-yield bonds during the 12 months ending March 31, 2008. As the period progressed, fixed-income investors sought out the highest-quality securities and tried to minimize credit risk exposure. The following is an interview with Andrew Feltus, who discusses the performance of Pioneer High Income Trust during the 12-month period. Mr. Feltus, a member of Pioneer's fixed-income team, is responsible for the daily management of the Trust.

Q:   How did the Trust perform during the 12 months ended March 31, 2008?

A: Pioneer High Income Trust produced a total return of -7.42% at net asset value during the 12 months. At market price, the Trust returned -15.37%. During the same 12-month period, the Trust's benchmark, the Merrill Lynch High Yield Master II Index, returned -3.51%. At the end of the fiscal year, on March 31, 2008, the Trust's 30-day SEC yield was 14.75%. During a time when high-yield bond values tended to decline, the Trust's use of leverage
     - or borrowing - to invest in high-yield bonds tended to hold back total return performance, relative to the benchmark index, which does not include leverage.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Trust's performance over the 12 months?

A: The investment environment actually favored high-yield corporate bonds in the early months of the period. Into the early summer of 2007, healthy economic growth and rising corporate profits provided a favorable backdrop for lower-rated, high-yield bonds. As high-yield prices rose, the yield spreads between lower-rated corporate bonds and Treasuries tightened further, leading to

Pioneer High Income Trust

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     outperformance by higher-yielding debt. In June, however, the emerging crisis in subprime mortgages started affecting credit markets generally, with a loss of liquidity that undercut the valuations of high-yield bonds. Yield spreads widened as major financial institutions reported that they were writing down the values of subprime debt that they had been holding, causing a drying up of liquidity for credit in general. Moreover, new leveraged buyout deals included many that involved unusually high proportions of debt or leverage. As the credit conditions worsened, the values of the resulting bonds tended to slip, and it was not unusual to see a 20%-to-30% decline in the valuations of some bonds tied to leveraged buyout deals just six months after their issuance. All this encouraged a general flight to quality, favoring Treasuries and other high-rated securities. And yet, despite the disappointing performance by high-yield corporate bonds during this period, the default rate for high-yield issues remained low by historical measures -- just 1.5% of the high-yield market defaulted during the 12 months ending March 31, 2008.

     To inject more cash or liquidity into the financial markets and stabilize market conditions, the Federal Reserve ("Fed") became increasingly aggressive in cutting the key Fed funds rate and making other policy decisions intended to free up more money for lending activities. In a series of actions from mid-September through the end of the Trust's fiscal year in March, the Fed cut the Fed funds rate from 5.25% to 2.25%.

     Pioneer High Income Trust under most circumstances uses leverage in pursuit of its goal of seeking high current income for its shareholders. This leveraged strategy typically works better when the high-yield market is performing well, with either stable or appreciating bond prices. The leveraged strategy, however, does not work as well when high-yield bond prices are retreating, as occurred in the final months of the fiscal year. This caused a further drag on Trust results. At the end of the fiscal year, leverage or borrowed money accounted for about 29% of assets. The Fund had no exposure to subprime mortgages during the period.

Pioneer High Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
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Q: Can you comment on the issues surrounding auction-rate preferred securities.

A: The Trust has issued auction-rate preferred shares as a low-cost way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been traded at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have recently led to failed auctions for the preferred shares of many closed-end mutual funds, including Pioneer closed-end funds. Investors holding the preferred shares have been adversely affected because they have not had the ability to sell their shares at recent auctions. Meanwhile, the Trust must pay higher dividend rates on the preferred shares, consistent with the terms of documents authorizing issuance of preferred shares.

     Pioneer High Income Trust continues to pay all dividends in compliance with the terms of the auction-rate preferred share agreements. Further, auction-rate preferred shares issued by the Trust continue to be rated AAA/Aaa by Fitch and Moody's, the two principal credit rating agencies monitoring the Trust. Under current market conditions, the Trust's auction-rate preferred shares are an effective form of leverage. As market conditions change, that may not continue to be the case. Other forms of leverage may be more advantageous over the long term. Although the Trust may pursue obtaining alternative forms of leverage, there can be no assurance that it will be successful in doing so or that such leverage will be more effective than the auction-rate preferred shares.

Q:   Did you make any adjustments in strategy during this period?

A: In the summer of 2007, we became increasingly selective in the types of high-yield bonds in which the Trust invested, raising the overall credit quality of bond holdings without compromising the income orientation of the Trust. We also began reducing the exposure to bonds of cyclical companies, including consumer cyclicals and industrial bonds whose revenues are more closely linked to the business cycle. We favored securities from non-cyclical industries, including the health care and non-cyclical consumer staples sectors. We also increased the Trust's investments in bonds from the energy sector and added catastrophe-linked bonds from the insurance

Pioneer High Income Trust

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     industry. These insurance industry issues are securities whose risks are linked more to weather-related incidents than credit risk, and so their performance tends not to be correlated closely with economic cycles.

     At the end of the fiscal year, on March 31, 2008, the average credit quality of Trust holdings was B-. Approximately 67% of Trust assets were invested in domestic, high-yield corporate bonds, with almost 24% of assets invested in international high-yield and emerging market debt. Approximately 10% of assets were invested in domestic, investment-grade corporates on March 31, 2008.

Q:   What types of investments most affected Trust performance?

A: The Trust's investments in catastrophe-linked bonds helped as the insurance industry experienced relatively modest claims from hurricanes and other storms during the 12 months. Individual investments that helped included bonds of Compucom (CRH Holdings), a computer services company. When Compucom was sold to another company, the bonds were called back at a premium to their most recent market price. Similarly, the Trust's investment in securities of Mirant Jamaica, a Jamaican utility, appreciated when that issuing company was acquired. The Trust's investment in securities of Mandra Forestry, a Chinese forestry company, also helped. The value of the company's debt rose as Mandra's performance improved and investors speculated that the company might be acquired. Among European holdings, securities issued by Norse Energy, a Norwegian exploration and production company, and by Kabel Deutschland, a cable communication services provider based in Germany, also appreciated in value during the period.

     Individual investments that detracted from results included securities of Angiotech Pharmaceuticals, Builders FirstSource, and Accuride. Angiotech, which produces drug-coated stents and other medical devices, struggled in an industry-wide slump. Builders FirstSource is a distributor who is heavily reliant on home builders as customers. The securities of Accuride, a manufacturer of truck parts, declined in price when capital spending by truck manufacturers weakened.

Pioneer High Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
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Q:   What is your investment outlook?

A: Corporate high-yield bonds currently are selling at attractive valuations after several months in which the yield differentials between high-yield and Treasury securities have widened considerably. While fixed-income markets may continue to be volatile, especially because of unresolved issues in the investment banking and other industries, we believe investors currently are being well compensated for the credit risks of high-yield bonds.

     We think the economy is not likely to fall into a major recession, although it may enter a period of slow growth. At the same time, we should begin to see in the next few months the positive economic effects of the interest-rate cuts of the Federal Reserve and the tax rebates recently passed by Congress. Meanwhile the weak U.S. dollar and strong export activity should help support the overall economy until market conditions begin to stabilize and improve later in 2008.

     Overall, we believe the domestic high-yield market may offer interesting opportunities in the months ahead. While the problems in credit markets have adversely affected Trust borrowing costs, the back-up in yields of lower-rated corporates has strengthened the Trust's ability to maintain its dividend in the coming months.

     Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable

Pioneer High Income Trust

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     to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

     Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Income Trust

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PORTFOLIO SUMMARY 3/31/08
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Portfolio Diversification
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(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                        87.5%
Municipal Bonds                                 5.5%
Floating Rate Loan Interests                    2.8%
Sovereign Debt Obligations                      1.7%
Temporary Cash Investments                      0.6%
Municipal Collateralized Debt Obligations       0.6%
Collateralized Mortgage Obligations             0.4%
Common Stocks                                   0.3%
Convertible Bonds                               0.2%
Fixed Rate Loan Interests                       0.2%
Warrants                                        0.2%

Portfolio Maturity
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(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year                                        9.4%
1-3 Years                                      17.8%
3-4 Years                                      18.0%
4-6 Years                                      46.6%
6-8 Years                                       3.9%
8+ Years                                        4.3%

The portfolio is actively managed, and current holdings may be different.

Pioneer High Income Trust

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PRICES AND DISTRIBUTIONS 3/31/08
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Share Prices and Distributions
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Market Value
per Common Share    3/31/08   3/31/07
                    $13.15    $17.84

Net Asset Value
per Common Share    3/31/08   3/31/07
                    $13.41    $16.63

                       Net
Distributions per      Investment   Short-Term      Long-Term
Common Share           Income*      Capital Gains   Capital Gains
(4/1/07 - 3/31/08)     $1.65        $0.0507         $0.3988

* The Trust has paid a monthly dividend of $0.1375 since its very first declaration in June of 2002.


10 Largest Holdings
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(As a percentage of long-term holdings)*

 1.     Xerox Capital Trust I, 8.0%, 2/1/27                2.30%
 2.     Seabulk International, Inc., 9.5%, 8/15/13         1.66
 3.     GATX Financial Corp., 8.875%, 6/1/09               1.64
 4.     Cia Brasileira de Bebida, 10.5%, 12/15/11          1.38
 5.     NCO Group, Inc., 11.875%, 11/15/14                 1.36
 6.     Baytex Energy, Ltd., 9.625%, 7/15/10               1.31
 7.     Cricket Communications, Inc., 9.375%, 11/1/14      1.19
 8.     Kabel Deutschland GMBH, 10.75%, 7/1/14             1.16
 9.     First Data Corp., 9.875%, 9/24/15 (144A)           1.14
10.     Presidential Life Corp., 7.875%, 2/15/09           1.12

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer High Income Trust

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PERFORMANCE UPDATE 3/31/08
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Investment Returns
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The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Merrill Lynch High Yield Master II Index.

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Cumulative Total Returns
(As of March 31, 2008)
                           Net Asset       Market
Period                    Value (NAV)      Price
Life-of-Trust
(4/25/02)                   84.77%          73.09%
5 Years                     77.50           61.32
1 Year                      -7.42          -15.37
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer            Merrill Lynch
                High Income        High Yield
                Trust              Master II Index
4/02            $10,013            $10,000
                 $9,072            $10,169
3/04            $11,973            $12,428
                $14,398            $13,291
3/06            $15,990            $14,252
                $19,334            $15,903
3/08            $17,308            $15,344

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common shares is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer High Income Trust

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SCHEDULE OF INVESTMENTS 3/31/08
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Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                              Value
                                   COLLATERIZED MORTGAGE OBLIGATIONS - 0.5% of Net Assets
                                   Consumer Services - 0.3%
                                   Restaurants - 0.3%
     1,245,000       BB/Ba3        DB Master Finance LLC, 8.285%, 6/20/31 (144A)       $  1,088,354
                                                                                       ------------
                                   Banks - 0.2%
                                   Thrifts & Mortgage Finance - 0.2%
       440,000(a)    AAA/Aaa       Carrington Mortgage Loan Trust, 3.235%,
                                     10/25/36                                          $    392,140
       560,000       AAA/Aaa       Structured Asset Investment Loan Trust, 2.749%,
                                     9/25/36                                                376,767
                                                                                       ------------
                                                                                       $    768,907
                                                                                       ------------
                                   TOTAL COLLATERIZED MORTGAGE OBLIGATIONS
                                   (Cost $2,018,719)                                   $  1,857,261
                                                                                       ------------
                                   CORPORATE BONDS & NOTES - 122.5% of Net Assets
                                   Energy - 15.1%
                                   Oil & Gas Drilling - 3.8%
     3,924,838       NR/NR         DDI Holding AS, 9.3%, 1/19/12 (144A)                $  3,826,717
     2,500,000       NR/NR         Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)           2,037,500
NOK  3,000,000       NR/NR         Norse Energy Corp. ASA, 10.0%, 7/13/10                   566,734
NOK 11,500,000       NR/NR         Norwegian Energy Co. ASA, 11.0%, 7/13/10 (144A)        2,161,165
NOK 11,500,000       NR/NR         Petrojack ASA, 11.0%, 4/19/10                          2,206,425
     3,500,000       NR/NR         Skeie Drilling & Production ASA, 11.25%,
                                     3/8/13 (144A)                                        3,080,000
                                                                                       ------------
                                                                                       $ 13,878,541
                                                                                       ------------
                                   Oil & Gas Equipment & Services - 1.1%
       600,000(a)    NR/NR         DP Producer AS, 11.141%, 12/5/11 (144A)             $    543,000
     1,100,000       NR/NR         Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)                1,012,000
       500,000(a)    NR/NR         PetroProd, Ltd., 10.377%, 1/12/12 (144A)                 455,000
     2,000,000       NR/NR         Sevan Marine ASA, 9.25%, 12/20/11 (144A)               1,960,000
                                                                                       ------------
                                                                                       $  3,970,000
                                                                                       ------------
                                   Integrated Oil & Gas - 0.5%
     2,070,000       NR/B2         Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)             $  1,945,800
                                                                                       ------------
                                   Oil & Gas Exploration & Production - 6.5%
     6,584,000       B/B3          Baytex Energy, Ltd., 9.625%, 7/15/10                $  6,649,840
     3,200,000       NR/NR         Biofuel Energy ASA, 10.0%, 6/7/12                      2,976,000
     4,500,000       BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                         4,826,250
     1,610,000       CCC+/Caa1     Parallel Petroleum Corp., 10.25%, 8/1/14               1,541,575
     5,300,000       B/Caa1        PetroQuest Energy, Inc., 10.375%, 5/15/12              5,445,750
     2,635,000       B+/Caa1       Stone Energy Corp., 6.75%, 12/15/14                    2,397,850
                                                                                       ------------
                                                                                       $ 23,837,265
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer High Income Trust

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SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
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Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                              Value
                                   Oil & Gas Refining & Marketing - 2.4%
     5,075,000       B+/B3         Aventine Renewable Energy Holdings, Inc.,
                                     10.0%, 4/1/17                                     $  3,273,375
     2,425,000       B-/B3         VeraSun Energy Corp., 9.375%, 6/1/17 (144A)            1,661,125
     4,280,000       B+/Ba3        VeraSun Energy Corp., 9.875%, 12/15/12                 3,959,000
                                                                                       ------------
                                                                                       $  8,893,500
                                                                                       ------------
                                   Oil & Gas Storage & Transportation - 0.6%
       535,000       CCC+/Caa1     MacDermid, Inc., 9.5%, 4/15/17 (144A)               $    478,825
     1,630,000       NR/B1         SemGroup L.P., 8.75%, 11/15/15 (144A)                  1,491,450
                                                                                       ------------
                                                                                       $  1,970,275
                                                                                       ------------
                                   Coal & Consumable Fuels - 0.2%
       845,000       B+/B2         Massey Energy Co., 6.875%, 12/15/13                 $    817,538
                                                                                       ------------
                                   Total Energy                                        $ 55,312,919
                                                                                       ------------
                                   Materials - 19.6%
                                   Commodity Chemicals - 3.4%
     4,635,000       B/B3          ARCO Chemical Co., 9.8%, 2/1/20                     $  3,893,400
     2,000,000       CCC+/Caa1     Georgia Gulf Corp., 9.50%, 10/15/14                    1,545,000
     2,860,000(l)    CCC/Caa2      Georgia Gulf Corp., 10.75%, 10/15/16                   1,873,300
     3,000,000       B/B3          Hexion US Finance Corp./Hexion Nova Scotia
                                     Finance ULC, 9.75%, 11/15/14                         3,217,500
     1,850,000       BB/Ba3        Invista, 9.25%, 5/1/12 (144A)                          1,891,625
                                                                                       ------------
                                                                                       $ 12,420,825
                                                                                       ------------
                                   Diversified Chemicals - 1.9%
     4,750,000       B-/B3         Basell Finance Co., 8.1%, 3/15/27 (144A)            $  3,158,750
EURO   350,000       B-/B3         Ineos Group Holdings Plc, 7.875%,
                                     2/15/16 (144A)                                         402,082
     2,500,000       B-/B3         Ineos Group Holdings Plc., 8.5%, 2/15/16 (144A)        1,943,750
EURO 1,190,000       B-/B3         Nell AF S.a.r.l., 8.375%, 8/15/15 (144A)               1,376,507
                                                                                       ------------
                                                                                       $  6,881,089
                                                                                       ------------
                                   Specialty Chemicals - 0.5%
     2,250,000       B/B3          Tronox Worldwide LLC, 9.5%, 12/1/12                 $  1,923,750
                                                                                       ------------
                                   Construction Materials - 1.9%
     4,500,000       B/B2          AGY Holding Corp., 11.0%, 11/15/14 (144A)           $  4,050,000
     1,500,000       CCC+/Caa1     Panolam Industries International, 10.75%,
                                     10/1/13                                              1,162,500
     2,185,000       B/B2          U.S. Concrete, Inc., 8.375%, 4/1/14                    1,715,225
                                                                                       ------------
                                                                                       $  6,927,725
                                                                                       ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                             Value
                                         Paper Packaging - 3.8%
        5,450,000          B-/B3         Exopack Holding Corp., 11.25%, 2/1/14              $  4,986,750
        2,255,000          CCC+/Caa1     Graham Packaging Co., 9.875%, 10/15/14                1,894,200
        5,540,000          B-/B3         Graphic Packaging International, Inc.,
                                           9.5%, 8/15/13                                       5,318,400
        2,150,000          B/B3          U.S. Corrugated, Inc., 10.0%, 6/1/13                  1,505,000
                                                                                            ------------
                                                                                            $ 13,704,350
                                                                                            ------------
                                         Aluminum - 1.6%
        2,535,000          B-/Caa1       Aleris International, Inc., 10.0%, 12/15/16        $  1,609,725
        1,200,000          B+/B1         Asia Aluminum Holdings, Ltd., 8.0%,
                                           12/23/11 (144A)                                     1,080,000
        3,180,000          B-/Caa2       Indalex Holding Corp., 11.5%, 2/1/14                  2,591,700
          800,000          CCC+/Caa1     Noranda Aluminum Holdings Corp., 10.488%,
                                           11/15/14 (144A)                                       588,000
                                                                                            ------------
                                                                                            $  5,869,425
                                                                                            ------------
                                         Diversified Metals & Mining - 4.0%
        3,300,000          B-/B3         American Rock Salt Co. LLC, 9.5%, 3/15/14          $  3,382,500
        3,000,000          B+/B1         FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)        3,375,000
        2,440,000          B/NR          Industrias Metalurgicas Pescarmona SA, 11.25%,
                                           10/22/14 (144A)                                     2,318,000
          705,000(a)(b)    B-/B3         Noranda Aluminium Acquisition Corp., 8.738%,
                                           5/15/15 (144A)                                        553,425
        3,975,000          B-/B3         PNA Group, Inc., 10.75%, 9/1/16                       3,458,250
        1,870,000(a)(b)    B-/Caa1       PNA Intermediate Holding Corp., 10.065%,
                                         2/15/13                                               1,467,950
                                                                                            ------------
                                                                                            $ 14,555,125
                                                                                            ------------
                                         Steel - 2.1%
        4,205,000          B-/Caa1       Algoma Acquisition Corp., 9.875%,
                                           6/15/15 (144A)                                   $  3,637,325
          825,000          NR/NR         Blaze Recycling & Metals LLC, 10.875%,
                                           7/15/12 (144A)                                        726,000
        2,900,000          BB/Ba2        CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)        3,298,750
                                                                                            ------------
                                                                                            $  7,662,075
                                                                                            ------------
                                         Forest Products - 0.4%
        1,645,000          B-/B3         Mandra Forestry Holdings, Ltd., 12.0%, 5/15/13
                                           (144A)                                           $  1,529,850
                                                                                            ------------
                                         Total Materials                                    $ 71,474,214
                                                                                            ------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                             Value
                                     Capital Goods - 7.0%
                                     Building Products - 0.5%
       2,500,000       B/Caa1        Industrias Unidas SA de CV, 11.5%,
                                       11/15/16 (144A)                                  $  1,725,000
                                                                                        ------------
                                     Electrical Components & Equipment - 0.5%
       2,220,000(c)    NR/B3         Caiua Servicos Electricidad SA, 11.125% (144A)     $  2,072,925
                                                                                        ------------
                                     Heavy Electrical Equipment - 2.3%
       4,790,000       B/B2          Altra Industrial Motion, 9.0%, 12/1/11             $  4,520,562
       3,975,000       B/B3          Hawk Corp., 8.75%, 11/1/14                            4,034,625
                                                                                        ------------
                                                                                        $  8,555,187
                                                                                        ------------
                                     Construction & Farm Machinery & Heavy Truck - 3.7%
       4,900,000       B-/B3         Accuride Corp., 8.5%, 2/1/15                       $  3,993,500
       3,250,000       B+/B2         Commercial Vehicle Group, Inc., 8.0%, 7/1/13          2,665,000
       1,520,000       B/B2          Esco Corp., 8.625%, 12/15/13 (144A)                   1,474,400
       1,500,000(d)    CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                        1,005,000
       4,690,000       B-/B3         Stanadyne Corp., 10.0%, 8/15/14                       4,267,900
                                                                                        ------------
                                                                                        $ 13,405,800
                                                                                        ------------
                                     Total Capital Goods                                $ 25,758,912
                                                                                        ------------
                                     Commercial Services & Supplies - 6.3%
                                     Trading Companies & Distributors - 0.1%
         200,000       BB-/B1        United Rentals North America, 6.5%, 2/15/12        $    181,000
                                                                                        ------------
                                     Diversified Commercial & Professional Services - 3.3%
       3,500,000       CCC+/Caa1     Allied Security Escrow, 11.375%, 7/15/11           $  3,010,000
       9,000,000       B-/Caa1       NCO Group, Inc., 11.875%, 11/15/14                    6,930,000
       2,515,000       B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14          1,986,850
                                                                                        ------------
                                                                                        $ 11,926,850
                                                                                        ------------
                                     Environmental & Facilities Services - 2.9%
       4,088,000       BB-/Ba3       Clean Harbors, Inc., 11.25%, 7/15/12               $  4,374,160
       1,275,000(a)    NR/NR         Ohio Air Quality Development Authority Revenue,
                                       10.36%, 6/8/22 (144A)                                 828,750
       5,800,000       B-/Caa1       Waste Services, Inc., 9.5%, 4/15/14                   5,553,500
                                                                                        ------------
                                                                                        $ 10,756,410
                                                                                        ------------
                                     Total Commercial Services & Supplies               $ 22,864,260
                                                                                        ------------


16    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                             Value
                                    Transportation - 5.8%
                                    Air Freight & Logistics - 1.0%
     2,000,000        B-/B3         CEVA Group Plc, 10.0%, 9/1/14 (144A)               $  1,935,000
EURO 1,545,000        CCC+/Caa1     CEVA Group Plc, 10.0%, 12/1/16 (144A)                 1,689,220
                                                                                       ------------
                                                                                       $  3,624,220
                                                                                       ------------
                                    Airlines - 0.7%
       932,505        CCC+/B3       American Airlines, Inc., 7.379%, 11/23/17          $    794,961
       817,814        B+/B1         Continental Airlines, Inc., Series B, 8.499%,
                                      11/1/12                                               776,924
     1,000,000(c)     NR/Ba2        GOL Finance, 8.75% (144A)                               910,000
                                                                                       ------------
                                                                                       $  2,481,885
                                                                                       ------------
                                    Marine - 3.1%
     8,000,000        BBB-/Ba1      Seabulk International, Inc., 9.5%, 8/15/13         $  8,430,000
     2,900,000        B-/B3         Trailer Bridge, Inc., 9.25%, 11/15/11                 2,900,000
                                                                                       ------------
                                                                                       $ 11,330,000
                                                                                       ------------
                                    Railroads - 0.6%
     2,250,000        NR/B2         Kansas City Southern de Mexico, 9.375%, 5/1/12     $  2,323,125
                                                                                       ------------
                                    Trucking - 0.4%
     1,855,000(b)     B-/Caa1       Allison Transmission Inc., 11.25%, 11/1/15
                                      (144A)                                           $  1,539,650
                                                                                       ------------
                                    Total Transportation                               $ 21,298,880
                                                                                       ------------
                                    Automobiles & Components - 1.2%
                                    Auto Parts & Equipment - 1.2%
     5,965,000        CCC+/Caa1     Cooper-Standard Automotive, Inc., 8.375%,
                                      12/15/14                                         $  4,518,487
                                                                                       ------------
                                    Total Automobiles & Components                     $  4,518,487
                                                                                       ------------
                                    Consumer Durables & Apparel - 2.6%
                                    Homebuilding - 1.8%
     6,135,000(a)     B+/B3         Builders FirstSource, Inc., 7.315%, 2/15/12        $  4,294,500
     3,060,000        BB-/B1        Meritage Homes Corp., 6.25%, 3/15/15                  2,295,000
                                                                                       ------------
                                                                                       $  6,589,500
                                                                                       ------------
                                    Housewares & Specialties - 0.8%
     2,665,000        B-/B3         Yankee Acquisition Corp., 8.5%, 2/15/15            $  2,151,988
       735,000(l)     CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                584,325
                                                                                       ------------
                                                                                       $  2,736,313
                                                                                       ------------
                                    Total Consumer Durables & Apparel                  $  9,325,813
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    17

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                               Value
                                   Consumer Services - 4.3%
                                   Casinos & Gaming - 3.8%
     1,650,000       B/B2          Buffalo Thunder Development Authority, 9.375%,
                                     12/15/14 (144A)                                    $  1,237,500
     2,050,000       CCC+/Caa1     Fontainebleau Las Vegas Holdings LLC/
                                     Fontainebleau Las Vegas Capital Corp., 10.25%,
                                     6/15/15 (144A)                                        1,445,250
     1,675,000       B+/B1         Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                     12/15/12 (144A)                                       1,662,437
     4,500,000       B/B2          Little Traverse Bay Bands of Odawa Indians,
                                     10.25%, 2/15/14 (144A)                                4,533,750
     1,585,000       B/B3          Pokagon Gaming Authority, 10.375%, 6/15/14
                                     (144A)                                                1,672,175
     1,750,000       B/B3          Shingle Springs Tribal Gaming Authority, 9.375%,
                                     6/15/15 (144A)                                        1,548,750
     2,450,000       B/Caa1        Trump Entertainment Resorts, Inc., 8.5%, 6/1/15         1,653,750
                                                                                        ------------
                                                                                        $ 13,753,612
                                                                                        ------------
                                   Hotels, Resorts & Cruise Lines - 0.5%
     2,000,000(a)    B+/B2         HRP Myrtle Beach Operations LLC, 9.894%,
                                     4/1/12 (144A)                                      $  1,775,000
                                                                                        ------------
                                   Total Consumer Services                              $ 15,528,612
                                                                                        ------------
                                   Media - 6.0%
                                   Broadcasting & Cable Television - 3.1%
     3,200,000       CCC/Caa3      CCH I Holdings LLC, 11.0%, 10/1/15                   $  2,224,000
     1,500,000       CCC/Caa2      CCH II Holdings LLC, 10.25%, 9/15/10                    1,361,250
EURO 3,750,000       B-/B2         Kabel Deutschland GMBH, 10.75%, 7/1/14                  5,882,679
     3,180,000(b)    CCC/B3        Univision Communications, 9.75%, 3/15/15
                                     (144A)                                                1,892,100
                                                                                        ------------
                                                                                        $ 11,360,029
                                                                                        ------------
                                   Publishing - 2.9%
     2,336,366(b)    CCC+/NR       American Achievement Group Holding Corp.,
                                     14.75%, 10/1/12                                    $  1,834,047
     4,835,000       B/B2          Sheridan Acquisition Corp., 10.25%, 8/15/11             4,260,844
     1,400,000       CCC+/Caa1     TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)            1,204,000
     3,700,000(d)    B-/B3         Visant Holding Corp., 0.0%, 12/1/13                     3,459,500
                                                                                        ------------
                                                                                        $ 10,758,391
                                                                                        ------------
                                   Total Media                                          $ 22,118,420
                                                                                        ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                               Value
                                     Retailing - 2.9%
                                     Distributors - 1.3%
       4,735,000       B-/B3         Intcomex, Inc., 11.75%, 1/15/11                      $  4,628,463
                                                                                          ------------
                                     General Merchandise Store - 0.2%
       1,000,000(l)    CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13             $    807,500
                                                                                          ------------
                                     Home Improvement Retail - 0.2%
         820,000       CCC/Caa1      KAR Holdings, Inc., 10.0%, 5/1/15 (144A)             $    709,300
                                                                                          ------------
                                     Specialty Stores - 1.2%
       4,615,000       CCC+/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                  $  4,268,875
                                                                                          ------------
                                     Total Retailing                                      $ 10,414,138
                                                                                          ------------
                                     Food & Staples Retailing - 0.8%
                                     Drug Retail - 0.8%
       3,350,000       CC/Caa3       Duane Reade, Inc., 9.75%, 8/1/11                     $  2,797,250
                                                                                          ------------
                                     Total Food & Staples Retailing                       $  2,797,250
                                                                                          ------------
                                     Food, Beverage & Tobacco - 3.3%
                                     Brewers - 1.9%
       5,885,000       BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11            $  7,032,575
                                                                                          ------------
                                     Agricultural Products - 0.4%
       1,000,000(c)    BB/Ba2        Cosan SA Industria e Comercio, 8.25% (144A)          $    907,500
         500,000       B+/B1         Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)           477,500
                                                                                          ------------
                                                                                          $  1,385,000
                                                                                          ------------
                                     Packaged Foods & Meats - 0.8%
         775,000       B+/Ba3        Bertin, Ltd., 10.25%, 10/5/16 (144A)                 $    788,562
       2,410,000       B/NR          Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)             2,175,025
                                                                                          ------------
                                                                                          $  2,963,587
                                                                                          ------------
                                     Tobacco - 0.2%
         150,000       B+/B2         Alliance One International, Inc., 8.5%, 5/15/12      $    141,000
         605,000       B+/B2         Alliance One International, Inc., 11.0%, 5/15/12          614,075
                                                                                          ------------
                                                                                          $    755,075
                                                                                          ------------
                                     Total Food, Beverage & Tobacco                       $ 12,136,237
                                                                                          ------------
                                     Health Care Equipment & Services - 8.9%
                                     Health Care Equipment & Services - 1.2%
       2,875,000       CCC+/Caa3     Accellent, Inc., 10.5%, 12/1/13                      $  2,300,000
       3,500,000       CCC/Caa1      Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14          2,135,000
                                                                                          ------------
                                                                                          $  4,435,000
                                                                                          ------------


The accompanying notes are an integral part of these financial statements.    19

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                              Value
                                         Health Care Supplies - 1.4%
        2,570,000(b)       B-/B3         LVB Acquisition Merger Sub, Inc., 10.375%,
                                           10/15/17 (144A)                                   $  2,653,525
        2,900,000(a)       CCC+/B3       Medical Services Co., 11.758%, 10/15/11                2,595,500
                                                                                             ------------
                                                                                             $  5,249,025
                                                                                             ------------
                                         Health Care Services - 2.3%
        2,000,000          B/B2          Phibro Animal Health Corp., 10.0%, 8/1/13
                                           (144A)                                            $  1,890,000
        3,000,000          CCC+/Caa1     Phibro Animal Health Corp., 13.0%, 8/1/14
                                           (144A)                                               3,000,000
        4,055,000          CCC+/B3       Rural/Metro Corp., 9.875%, 3/15/15                     3,588,675
                                                                                             ------------
                                                                                             $  8,478,675
                                                                                             ------------
                                         Health Care Facilities - 2.9%
        1,200,000          B/B3          Community Health Systems, 8.875%, 7/15/15           $  1,204,500
        3,800,000          CCC+/Caa1     Hanger Orthopedic Group, Inc., 10.25%, 6/1/14          3,819,000
        2,555,000(b)       BB-/B2        HCA Inc., 9.625%, 11/15/16                             2,650,812
        3,725,000          CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17
                                           (144A)                                               2,793,750
                                                                                             ------------
                                                                                             $ 10,468,062
                                                                                             ------------
                                         Managed Health Care - 1.1%
        4,400,000          B-/Caa1       Multiplan, Inc., 10.375%, 4/15/16 (144A)            $  4,026,000
                                                                                             ------------
                                         Total Health Care Equipment & Services              $ 32,656,762
                                                                                             ------------
                                         Pharmaceuticals & Biotechnology & Life Sciences - 1.8%
                                         Pharmaceuticals - 1.8%
        2,160,000          B-/B1         AMR HoldCo/Emcare HoldCo, 10.0%, 2/15/15            $  2,295,000
        4,317,000          B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                   4,317,000
                                                                                             ------------
                                         Total Pharmaceuticals & Biotechnology &
                                         Life Sciences                                       $  6,612,000
                                                                                             ------------
                                         Banks - 0.4%
                                         Diversified Banks - 0.4%
        1,750,000(a)(c)    NR/B2         ALB Finance BV, 9.375%                              $  1,190,000
          400,000(a)       NR/Ba1        Banco Macro SA, 10.75%, 6/7/12                           324,000
                                                                                             ------------
                                         Total Banks                                         $  1,514,000
                                                                                             ------------


20    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                             Value
                                    Diversified Financials - 5.1%
                                    Specialized Finance - 2.3%
   7,950,000          BBB+/Baa1     GATX Financial Corp., 8.875%, 6/1/09               $  8,335,082
                                                                                       ------------
                                    Consumer Finance - 2.8%
   4,770,000          B-/Caa1       ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)     $  3,887,550
   1,300,000          B+/Ba3        AmeriCredit Corp., 8.5%, 7/1/15 (144A)                  949,000
   3,000,000          B/B1          Ford Motor Credit Co., 7.875%, 6/15/10                2,615,811
   3,000,000(a)       B/B1          Ford Motor Credit Co., 8.708%, 4/15/12                2,818,959
                                                                                       ------------
                                                                                       $ 10,271,320
                                                                                       ------------
                                    Total Diversified Financials                       $ 18,606,402
                                                                                       ------------
                                    Insurance - 5.8%
                                    Insurance Brokers - 1.6%
   2,640,000          CCC/Caa1      Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)     $  2,112,000
   3,465,000          CCC+/Caa1     HUB International Holdings, Inc., 10.25%,
                                      6/15/15 (144A)                                      2,529,450
     900,000(a)       CCC/B3        U.S.I. Holdings Corp., 6.94%, 11/15/14 (144A)           650,250
     885,000          CCC/Caa1      U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)            639,413
                                                                                       ------------
                                                                                       $  5,931,113
                                                                                       ------------
                                    Life & Health Insurance - 1.6%
   5,725,000          B/B2          Presidential Life Corp., 7.875%, 2/15/09           $  5,717,844
                                                                                       ------------
                                    Multi-Line Insurance - 1.3%
   5,300,000          BB+/Baa3      Allmerica Financial Corp., 7.625%, 10/15/25        $  4,717,000
                                                                                       ------------
                                    Property & Casualty Insurance - 0.8%
     375,000(a)       BB+/NR        Blue Fin, Ltd., 9.02%, 4/10/12 (144A)              $    376,875
   2,500,000(a)       AA/Aa2        MBIA Insurance Co., 14.0%, 1/15/33 (144A)             2,450,000
                                                                                       ------------
                                                                                       $  2,826,875
                                                                                       ------------
                                    Reinsurance - 0.5%
EURO 275,000(a)       B/NR          Atlas Reinsurance Plc, 14.953%, 1/10/11 (144A)     $    443,380
     750,000(a)       BB/NR         Foundation Re, Ltd.,7.17%, 11/24/08 (144A)              733,350
     500,000(a)       B-/NR         Residential Reinsurance 2005, 11.526%,
                                      6/6/08 (144A)                                         499,850
     250,000(a)        B/NR         Residential Reinsurance 2006, 13.076%,
                                      6/5/09 (144A)                                         252,375
                                                                                       ------------
                                                                                       $  1,928,955
                                                                                       ------------
                                    Total Insurance                                    $ 21,121,787
                                                                                       ------------
                                    Real Estate - 0.1%
                                    Real Estate Management & Development - 0.1%
     225,000(a)       B+/NR         Alto Palermo SA, 11.0%, 6/11/12 (144A)             $    191,452
                                                                                       ------------
                                    Total Real Estate                                  $    191,452
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    21

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
                                       Software & Services - 4.4%
                                       IT Consulting & Other Services - 1.0%
          4,450(e)       CCC+/B2       MSX International UK/MXS International Business
                                         Services FR/MXS International GmBH, 12.5%,
                                         4/1/12 (144A)                                     $  3,560,000
                                                                                           ------------
                                       Data Processing & Outsourced Services - 3.0%
      7,015,000          B/B3          First Data Corp., 9.875%, 9/24/15 (144A)            $  5,769,837
        640,000          CCC+/Caa1     iPayment, Inc., 9.75%, 5/15/14                           568,000
      5,745,000          B-/Caa1       Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)         4,596,000
                                                                                           ------------
                                                                                           $ 10,933,837
                                                                                           ------------
                                       Application Software - 0.2%
        810,000          CCC+/Caa1     Open Solutions, Inc., 9.75%, 2/1/15 (144A)          $    627,750
                                                                                           ------------
                                       Systems Software - 0.2%
      1,105,000          B-/Caa1       Vangent Inc., 9.625%, 2/15/15                       $    886,763
                                                                                           ------------
                                       Total Software & Services                           $ 16,008,350
                                                                                           ------------
                                       Technology Hardware & Equipment - 3.9%
                                       Computer Hardware - 0.7%
      3,245,000          CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16              $  2,725,800
                                                                                           ------------
                                       Office Electronics - 3.2%
     11,830,000          BB/Baa3       Xerox Capital Trust I, 8.0%, 2/1/27                 $ 11,677,547
                                                                                           ------------
                                       Total Technology Hardware & Equipment               $ 14,403,347
                                                                                           ------------
                                       Semiconductors & Semiconductor Equipment - 0.6%
                                       Semiconductors - 0.6%
        500,000(a)(b)    B-/B2         Freescale Semiconductor, Inc., 9.125%, 12/15/14     $    365,000
      2,500,000          B-/B3         Freescale Semiconductor, Inc., 10.125%,
                                         12/15/16                                             1,687,500
                                                                                           ------------
                                       Total Semiconductors &
                                       Semiconductor Equipment                             $  2,052,500
                                                                                           ------------
                                       Telecommunication Services - 11.6%
                                       Integrated Telecommunication Services - 2.4%
      4,070,000          B-/B3         GC Impsat Holdings I Plc, 9.875%, 2/15/17
                                         (144A)                                            $  3,622,300
      1,250,000          B+/B1         GCI Inc., 7.25%, 2/15/14                               1,031,250
      3,565,000          CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                    3,279,800
        691,000          NR/Baa3       Tele Norte Leste Participacoes SA, 8.0%,
                                         12/18/13                                               723,823
                                                                                           ------------
                                                                                           $  8,657,173
                                                                                           ------------


22    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                            Value
                                     Wireless Telecommunication Services - 9.2%
       4,165,000       CCC+/B3       Broadview Networks Holdings, Inc., 11.375%,
                                       9/1/12                                          $  3,956,750
       1,625,000       CCC/Caa3      Cell C Property, Ltd., 11.0%, 7/1/15 (144A)          1,560,000
       2,855,000(a)    CCC+/Caa2     Cleveland Unlimited, Inc., 11.05%, 12/15/10
                                       (144A)                                             2,740,800
       6,400,000       B-/Caa1       Cricket Communications, Inc., 9.375%, 11/1/14        6,064,000
       1,500,000       NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                  1,488,750
       2,500,000(a)    CCC+/Caa1     Hellas Telecommunications Luxembourg II,
                                       10.008%, 1/15/15 (144A)                            1,787,500
       5,000,000       B-/B1         Hughes Network Systems LLC, 9.5%, 4/15/14            4,975,000
       2,200,000(d)    BB-/B1        Inmarsat Finance II Plc, 0.0%, 11/15/12              2,134,000
       3,000,000(a)    CCC/Caa2      Rural Cellular Corp., 8.989%, 11/1/12                3,000,000
       3,200,000       B-/B3         Stratos Global Corp., 9.875%, 2/15/13                3,252,000
       3,020,000       B/B1          True Move Co., Ltd., 10.75%, 12/16/13 (144A)         2,838,800
                                                                                       ------------
                                                                                       $ 33,797,600
                                                                                       ------------
                                     Total Telecommunication Services                  $ 42,454,773
                                                                                       ------------
                                     Utilities - 5.0%
                                     Electric Utilities - 3.3%
       2,000,000       BB/Ba2        Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)         $  2,195,000
       3,800,000       BB-/Ba3       Intergen NV, 9.0%, 6/30/17 (144A)                    3,971,000
       1,500,000       NR/NR         Mirant JPSCo. Finance, Ltd., 11.0%,
                                       7/6/16 (144A)                                      1,586,250
       4,208,170       NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                 4,229,211
                                                                                       ------------
                                                                                       $ 11,981,461
                                                                                       ------------
                                     Multi-Utilities - 0.5%
       2,175,000(a)    NR/NR         Power Contract Financing III LLC, 1.332%,
                                       2/5/10 (144A)                                   $  1,881,375
                                                                                       ------------
                                     Independent Power Producers & Energy Traders - 1.2%
       4,345,000       CCC/B3        Texas Computer Electric Hold LLC, 10.25%,
                                       11/1/15 (144A)                                  $  4,328,706
                                                                                       ------------
                                     Total Utilities                                   $ 18,191,542
                                                                                       ------------
                                     TOTAL CORPORATE BONDS & NOTES
                                     (Cost $475,898,815)                               $447,361,057
                                                                                       ------------
                                     CONVERTIBLE BONDS & NOTES - 0.3% of Net Assets
                                     Software & Services - 0.3%
                                     Systems Software - 0.3%
       1,400,000       NR/NR         Macrovision Corp., 2.625%, 8/15/11 (144A)         $  1,191,750
                                                                                       ------------
                                     TOTAL CONVERTIBLE BONDS & NOTES
                                     (Cost $1,400,000)                                 $  1,191,750
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    23

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                                Value
                                         MUNICIPAL BONDS - 7.8% of Net Assets
                                         Indiana - 1.6%
        1,650,000          BBB+/Baa2     East Chicago Industrial Pollution Control Revenue,
                                           7.0%, 1/1/14                                        $  1,645,528
        4,250,000          BBB+/NR       Indiana Development Finance Authority Revenue,
                                           5.75%, 10/1/11                                         4,222,163
                                                                                               ------------
                                                                                               $  5,867,691
                                                                                               ------------
                                         New Jersey - 2.5%
        4,525,000          B/B3          New Jersey Economic Development Authority
                                         Revenue, 7.0%, 11/15/30                               $  4,317,619
        4,000,000+         AAA/Aaa       Tobacco Settlement Financing Corp., 7.0%,
                                           6/1/41                                                 4,761,360
                                                                                               ------------
                                                                                               $  9,078,979
                                                                                               ------------
                                         New York - 1.0%
        3,475,000          BB+/Ba1       New York City Industrial Development Agency,
                                           British Airways Plc Project, 7.625%, 12/1/32        $  3,558,400
                                                                                               ------------
                                         North Carolina - 1.6%
        4,800,000          NR/NR         Charlotte, Special Facilities Revenue, Charlotte/
                                           Douglas International Airport, 5.6%, 7/1/27         $  3,911,616
        2,000,000          NR/NR         Charlotte, Special Facilities Revenue, Charlotte/
                                           Douglas International Airport, 7.75%, 2/1/28           2,016,780
                                                                                               ------------
                                                                                               $  5,928,396
                                                                                               ------------
                                         Texas - 1.1%
        3,200,000(f)       AAA/Aa1       San Antonio, Texas, Electric & Gas, RIB, 9.351%,
                                           2/1/19 (144A)                                       $  4,027,648
                                                                                               ------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $23,174,419)                                    $ 28,461,114
                                                                                               ------------
                                         MUNICIPAL COLLATERALIZED DEBT OBLIGATION -
                                         0.9% of Net Assets
        3,300,000(g)       NR/NR         Non-Profit Preferred Funding Trust I, 12.5%,
                                           9/15/37 (144A)                                      $  3,106,059
                                                                                               ------------
                                         TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                                         (Cost $3,293,400)                                     $  3,106,059
                                                                                               ------------
                                         SOVEREIGN DEBT OBLIGATIONS - 2.4% of Net Assets
                                         Brazil - 1.1%
ITL 4,800,000,000(d)       BB+/Baa3      Banco Nacional de Desenvolimento Bndes, 8.0%,
                                           4/28/10                                             $  4,104,852
                                                                                               ------------
                                         Ecuador - 0.6%
        2,015,000(d)       B-/B3         Federal Republic of Ecuador, 10.0%,
                                           8/15/30 (144A)                                      $  1,949,513
                                                                                               ------------


24    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                              Value
                                     Russia - 0.7%
       2,285,200(d)    BBB+/Baa2     Russia Government International Bond,
                                       7.5%, 3/31/30                                     $  2,631,408
                                                                                         ------------
                                     TOTAL SOVEREIGN DEBT OBLIGATIONS
                                     (Cost $5,328,260)                                   $  8,685,773
                                                                                         ------------
                                     FLOATING RATE LOAN INTERESTS - 3.9% of Net Assets (h)
                                     Energy - 0.3%
                                     Oil & Gas Exploration & Production - 0.3%
         710,000       B/B3          SandRidge Energy, Inc., Term Loan,
                                       6.323%, 4/1/14                                    $    663,850
         600,000       B/B3          Venoco, Inc., Second Lien Term Loan, 7.125%,
                                       9/20/11                                                537,000
                                                                                         ------------
                                     Total Energy                                        $  1,200,850
                                                                                         ------------
                                     Materials - 0.5%
                                     Steel - 0.5%
       2,282,750       NR/B1         Niagara Corp., Term Loan, 7.71%, 6/29/14            $  1,894,682
                                                                                         ------------
                                     Total Materials                                     $  1,894,682
                                                                                         ------------
                                     Capital Goods - 0.7%
                                     Building Products - 0.6%
         239,960       BB-/Ba3       Custom Building Products, Inc., First Lien Term
                                       Loan, 2.25%, 10/20/11                             $    208,765
       2,250,000       BB-/Ba3       Custom Building Products, Inc., Second Lien Term
                                       Loan, 9.718%, 4/20/12                                1,822,500
                                                                                         ------------
                                                                                         $  2,031,265
                                                                                         ------------
                                     Construction & Farm Machinery & Heavy Trucks - 0.1%
         397,921       BB-/B2        Rental Service Corp., Second Lien Initial Term
                                       Loan, 8.15%, 11/30/13                             $    366,087
                                                                                         ------------
                                     Total Capital Goods                                 $  2,397,352
                                                                                         ------------
                                     Consumer Durables & Apparel - 0.2%
                                     Homebuilding - 0.2%
       2,850,000       BB/Ba3        LandSource Communities Development LLC,
                                       Second Lien Term Loan, 7.59%, 2/27/14             $    883,500
                                                                                         ------------
                                     Total Consumer Durables & Apparel                   $    883,500
                                                                                         ------------


The accompanying notes are an integral part of these financial statements.    25

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                                 Value
                                       Consumer Services - 0.5%
                                       Casinos & Gaming - 0.5%
     2,500,000           BB-/Caa1      New World Gaming Partners Holdings, Ltd..,
                                         Advance Second Lien Term Loan,
                                         10.229%, 5/18/15                                     $  1,825,000
                                                                                              ------------
                                       Total Consumer Services                                $  1,825,000
                                                                                              ------------
                                       Health Care Equipment & Services - 0.4%
                                       Health Care Equipment & Services - 0.4%
     1,496,212           NR/B2         Talecris Biotherapeutics Holdings Corp., First Lien
                                         Term Loan, 6.57%, 12/6/13                            $  1,268,040
                                                                                              ------------
                                       Total Health Care Equipment & Services                 $  1,268,040
                                                                                              ------------
                                       Diversified Financials - 0.9%
                                       Other Diversified Financial Services - 0.9%
EURO 2,205,640(b)        NR/NR         Louis Topco, Ltd., Term Loan, 12.134%, 6/1/17          $  3,173,431
                                                                                              ------------
                                       Total Diversified Financials                           $  3,173,431
                                                                                              ------------
                                       Insurance - 0.4%
                                       Insurance Brokers - 0.4%
     2,250,000           B-/B2         AmWins Group, Inc., Second Lien Initial Term
                                         Loan, 8.56%, 6/9/14                                  $  1,350,000
                                                                                              ------------
                                       Multi-Line Insurance - 0.0%
       249,372           B-/B2         AmWins Group, Inc., Term Loan B, 5.56% -
                                         5.59%, 6/8/13                                        $    162,092
                                                                                              ------------
                                       Total Insurance                                        $  1,512,092
                                                                                              ------------
                                       TOTAL FLOATING RATE LOAN INTERESTS
                                       (Cost $18,257,183)                                     $ 14,154,947
                                                                                              ------------
                                       FIXED RATE LOAN INTERESTS - 0.3% of Net Assets
                                       Energy - 0.3%
                                       Oil & Gas Exploration & Production - 0.3%
     1,070,000           B/B3          SandRidge Energy, Inc., Term Loan,
                                         8.625%, 4/1/15                                       $  1,057,963
                                                                                              ------------
                                       TOTAL FIXED RATE LOAN INTERESTS
                                       (Cost $1,070,000)                                      $  1,057,963
                                                                                              ------------
   Shares                              COMMON STOCKS - 0.4% of Net Assets
                                       Transportation - 0.2%
                                       Airlines - 0.2%
        71,520(i)                      Northwest Airlines Corp.                               $    642,965
                                                                                              ------------
                                       Total Transportation                                   $    642,965
                                                                                              ------------


26    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                            Value
                     Pharmaceuticals & Biotechnology & Life Sciences - 0.2%
                     Pharmaceuticals - 0.2%
        17,818       Teva Pharmaceutical Industries, Ltd. (A.D.R.)        $     823,013
                                                                          -------------
                     Total Pharmaceuticals & Biotechnology &
                     Life Sciences                                        $     823,013
                                                                          -------------
                     TOTAL COMMON STOCKS
                     (Cost $2,886,220)                                    $   1,465,978
                                                                          -------------
                     WARRANTS - 0.2% of Net Assets
                     Energy - 0.2%
                     Oil & Gas Drilling - 0.2%
     2,500,000(i)    Norse Energy Corp. ASA - CW11, Expires 7/14/11       $     664,141
                                                                          -------------
                     Oil & Gas Exploration & Production - 0.0%
       150,592(i)    Biofuel Energy ASA, Expires 6/7/12                   $           -
                                                                          -------------
                     Total Energy                                         $     664,141
                                                                          -------------
                     Materials - 0.0%
                     Forest Products - 0.0%
         1,645(i)    Mandra Forestry Holdings, Ltd. - CW13,
                       Expires 5/15/13                                    $     213,850
                                                                          -------------
                     Total Materials                                      $     213,850
                                                                          -------------
                     Transportation - 0.0%
                     Railroads - 0.0%
         4,525(i)    Atlantic Express Transportation Corp.,
                       Expires 4/15/08                                    $      56,563
                                                                          -------------
                     Total Transportation                                 $      56,563
                                                                          -------------
                     TOTAL WARRANTS
                     (Cost $523,408)                                      $     934,554
                                                                          -------------
                     TEMPORARY CASH INVESTMENTS - 0.8% of Net Assets
                     Security Lending Collateral - 0.8%
     3,065,051       Securities Lending Investment Fund, 3.024%           $   3,065,051
                                                                          -------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $3,065,051)                                    $   3,065,051
                                                                          -------------
                     TOTAL INVESTMENTS IN SECURITIES - 140.0%
                     (Cost $536,915,475) (j)(k)                           $ 511,341,507
                                                                          -------------
                     OTHER ASSETS AND LIABILITIES 1.4%                    $   4,966,278
                                                                          -------------
                     PREFERRED SHARES AT REDEMPTION VALUE,
                     INCLUDING DIVIDENDS PAYABLE - (41.4)%                $(151,109,057)
                                                                          -------------
                     NET ASSETS APPLICABLE TO COMMON
                     SHAREOWNERS - 100.0%                                 $ 365,198,728
                                                                          -------------


The accompanying notes are an integral part of these financial statements.    27

Pioneer High Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08                                      (continued)
--------------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2008, the value of these securities amounted to $168,781,052 or 46.2% of total net assets applicable to common shareowners.
+ Prerefunded bonds have been collateralized by U.S. Treasury securities or U.S. Government Agencies which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(a)    Floating rate note. The rate shown is the coupon rate at March 31, 2008.
(b) Payment-in Kind (PIK) security which may pay interest in additional principal amount.
(c)    Security is a perpetual bond and has no definite maturity date.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2008.
(e)    Security is priced as a unit.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The rate shown is the rate at March 31, 2008.
(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $3,293,400. The aggregate value $3,106,059 represents 0.9% of the net assets.
(h) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2008.
(i)    Non-income producing.
(j) At March 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $537,505,765 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                       $ 22,575,133
       Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                        (48,739,391)
                                                                                ------------
       Net unrealized loss                                                      $(26,164,258)
                                                                                ============

       For financial reporting purposes net unrealized loss was $25,573,968 and cost of investments aggregated $536,915,475.


28    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------

(k) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:

  United States         73.8%
  Canada                 4.3
  Norway                 3.9
  Brazil                 3.2
  United Kingdom         2.9
  Cayman Islands         1.6
  Netherlands            1.6
  Germany                1.2
  Mexico                 1.1
  Virgin Islands         1.0
  Australia              0.7
  Luxembourg             0.6
  Thailand               0.6
  Argentina              0.6
  Russia                 0.5
  Bermuda                0.5
  Colombia               0.4
  Ecuador                0.4
  Jamaica                0.3
  South Africa           0.3
  Singapore              0.2
  Israel                 0.2
  Ireland                0.1
                       -----
                       100.0%
                       =====

(l)      At March 31, 2008, the following securities were out on loan:

     Principal
        Amount     Description                                 Market Value
    $  185,000     Central Garden & Pet Co., 9.125%, 2/1/13      $  149,388
     1,569,490     Georgia Gulf Corp., 10.75%, 10/15/16           1,028,016
     2,191,000     Yankee Acquisition Corp., 9.75%, 2/15/17*      1,741,844
                                                                 ----------
                                                                 $2,919,248
                                                                 ==========

         * Awaiting pending sales, portion not part of portfolio at year end.

Note:    Principal amounts are denominated in U.S. dollars unless otherwise denoted.
EURO     Euro
ITL      Italian Lira
NOK      Norwegian Krone
(A.D.R.) American Depositary Receipt
RIB      Residual Interest Bonds


Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2008, aggregated $144,753,756 and $80,853,155, respectively.


The accompanying notes are an integral part of these financial statements.    29

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/08
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities
    loaned of $2,919,248) (cost $536,915,475)                    $511,341,507
  Foreign currencies, at value (cost $999,303)                      1,257,869
  Receivables -
    Investment securities sold                                      2,604,734
    Interest and foreign tax reclaim                               14,012,855
    Reinvestment of distributions                                      29,518
  Prepaid expenses                                                     30,677
                                                                 ------------
      Total assets                                               $529,277,160
                                                                 ------------
LIABILITIES:
  Payables -
    Investment securities purchased                              $  2,788,760
    Upon return of securities loaned                                3,065,051
    Forward foreign currency portfolio hedge contracts - net        1,969,270
  Due to custodian                                                  4,743,886
  Due to affiliates                                                   270,182
  Accrued expenses                                                    132,226
                                                                 ------------
      Total liabilities                                          $ 12,969,375
                                                                 ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040
    shares, including dividends payable of $109,057              $151,109,057
                                                                 ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                $388,269,027
  Undistributed net investment income                              10,542,800
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (6,384,477)
  Net unrealized loss on investments                              (25,573,968)
  Net unrealized loss on forward foreign currency
    contracts and other assets and liabilities denominated
    in foreign currencies                                          (1,654,654)
                                                                 ------------
     Net assets applicable to common shareowners                 $365,198,728
                                                                 ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $365,198,728/27,227,442 common shares                 $      13.41
                                                                 ============


30    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/08

INVESTMENT INCOME:
  Interest                                               $ 55,690,102
  Dividends (net of foreign taxes withheld $283)                6,222
  Income from securities loaned, net                          289,842
                                                         ------------
    Total investment income                                                  $ 55,986,166
                                                                             ------------
EXPENSES:
  Management fees                                        $  3,414,994
  Administrative fees                                          99,604
  Transfer agent fees and expenses                             66,762
  Auction agent fees                                          404,076
  Custodian fees                                               93,196
  Registration fees                                            24,447
  Professional fees                                            64,084
  Printing expense                                             37,218
  Trustees' fees                                               15,987
  Pricing fee                                                  23,654
  Miscellaneous                                                35,073
                                                         ------------
    Total expenses                                                           $  4,279,095
                                                                             ------------
      Less fees paid indirectly                                                       (28)
                                                                             ------------
    Net expenses                                                             $  4,279,067
                                                                             ------------
      Net investment income                                                  $ 51,707,099
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
    Investments                                          $   (638,556)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies    (1,879,262)       $ (2,517,818)
                                                         ------------        ------------
  Change in net unrealized gain (loss) from:
    Investments                                          $(71,110,199)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies      (451,436)       $(71,561,635)
                                                         ------------        ------------
      Net loss on investments and foreign currency
        transactions                                                         $(74,079,453)
                                                                             ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM NET INVESTMENT INCOME:
  Net investment income                                  $ (6,061,497)
  Net realized gains                                       (1,860,388)
                                                         ------------
    Total distributions                                                      $ (7,921,885)
                                                                             ------------
    Net decrease in net assets applicable to common
      shareowners resulting from operations                                  $(30,294,239)
                                                                             ============


The accompanying notes are an integral part of these financial statements.    31

Pioneer High Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/08 and 3/31/07, respectively

                                                               Year                Year
                                                               Ended              Ended
                                                              3/31/08            3/31/07
FROM OPERATIONS:
  Net investment income                                  $ 51,707,099       $ 50,707,850
  Net realized gain (loss) on investments and
    foreign currency transactions                          (2,517,818)        16,283,907
  Change in net unrealized gain (loss) on
    investments and foreign currency transactions         (71,561,635)           792,354
  Dividends and distributions to preferred
    shareowners from:
    Net investment income                                  (6,061,497)        (7,327,339)
    Net realized gains                                     (1,860,388)          (351,876)
                                                         ------------       ------------
      Net increase (decrease) in net assets
        applicable to common shareowners
        resulting from operations                        $(30,294,239)      $ 60,104,896
                                                         ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
  Net investment income
    ($1.65 and $1.65 per share, respectively)            $(44,810,401)      $(44,546,595)
  Net realized capital gains
    ($0.45 and $0.09 per share, respectively)             (12,222,501)        (2,298,583)
                                                         ------------       ------------
    Total distributions to common shareowners            $(57,032,902)      $(46,845,178)
                                                         ------------       ------------
FROM TRUST SHARE TRANSACTIONS:
  Reinvestment of distributions                          $  2,081,512       $  2,755,523
                                                         ------------       ------------
    Net increase in net assets applicable to
      common shareowners resulting from Trust
      share transactions                                 $  2,081,512       $  2,755,523
                                                         ------------       ------------
    Net increase (decrease) in net assets applicable
      to common shareowners                              $(85,245,629)      $ 16,015,241
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                       450,444,357        434,429,116
                                                         ------------       ------------
  End of year                                            $365,198,728       $450,444,357
                                                         ------------       ------------
  Undistributed net investment income                    $ 10,542,800       $ 10,652,261
                                                         ============       ============


32    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year        Year         Year          Year        Year
                                                                 Ended        Ended       Ended         Ended        Ended
                                                                3/31/08      3/31/07     3/31/06       3/31/05      3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                           $  16.63     $ 16.13     $ 16.34       $ 16.20      $ 13.43
                                                               --------     -------     -------       -------      -------
Increase (decrease) from investment operations:(a)
  Net investment income                                        $   1.90     $  1.88     $  1.88       $  1.87      $  1.77
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                 (2.73)       0.64        0.00(b)       0.15         2.73
  Dividends and distributions to preferred shareowners from:
    Net investment income                                         (0.22)      (0.27)      (0.19)        (0.10)       (0.06)
    Net realized gains                                            (0.07)      (0.01)      (0.02)         0.00(b)         -
                                                               --------     -------     -------       -------      -------
  Net increase (decrease) from investment operations           $  (1.12)    $  2.24     $  1.67       $  1.92      $  4.44
Dividends and distributions to common shareowners from:
  Net investment income                                           (1.65)      (1.65)      (1.65)        (1.65)       (1.65)
  Net realized gains                                              (0.45)      (0.09)      (0.23)        (0.13)           -
Capital charge with respect to issuance of:
 Preferred shares                                                     -           -           -             -        (0.02)
                                                               --------     -------     -------       -------      -------
Net increase (decrease) in net asset value                     $  (3.22)    $  0.50     $ (0.21)      $  0.14      $  2.77
                                                               --------     -------     -------       -------      -------
Net asset value, end of period(c)                              $  13.41     $ 16.63     $ 16.13       $ 16.34      $ 16.20
                                                               --------     -------     -------       -------      -------
Market value, end of period(c)                                 $  13.15     $ 17.84     $ 16.80       $ 15.12      $ 16.57
                                                               ========     =======     =======       =======      =======
Total return (d)                                                 (15.37)%     17.61%      24.84%         1.97%       27.33%
Ratios to average net assets of common shareowners
  Net expenses(e)                                                  1.02%       1.01%       0.99%         1.00%        0.96%
  Net investment income before preferred share dividends          12.36%      11.57%      11.68%        11.60%       11.64%
  Preferred share dividends                                        1.45%       1.67%       1.19%         0.63%        0.39%
  Net investment income available to common shareowners           10.91%       9.90%      10.49%        10.97%       11.25%
Portfolio turnover                                                   15%         27%         20%           54%          66%


The accompanying notes are an integral part of these financial statements.   33

Pioneer High Income Trust

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FINANCIAL HIGHLIGHTS
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                                                                           Year          Year
                                                                          Ended         Ended
                                                                         3/31/08       3/31/07
Per Common Share Operating Performance (continued)
Net assets of common shareowners, end of period (in thousands)          $ 365,199     $ 450,444
Preferred shares outstanding (in thousands)                             $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                       $  85,481     $  99,597
Average market value per preferred share (f)                            $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,018     $  25,020
Ratios to average net assets of common shareowners before
  waivers and reimbursement of expenses
  Net expenses(e)                                                            1.02%         1.01%
  Net investment income before preferred share dividends                    12.36%        11.57%
  Preferred share dividends                                                  1.45%         1.67%
  Net investment income available to common shareowners                     10.91%         9.90%

                                                                           Year          Year          Year
                                                                          Ended         Ended         Ended
                                                                         3/31/06       3/31/05       3/31/04
Per Common Share Operating Performance (continued)
Net assets of common shareowners, end of period (in thousands)          $ 434,429     $ 438,303     $ 433,556
Preferred shares outstanding (in thousands)                             $ 151,000     $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                       $  96,940     $  97,569     $  96,781
Average market value per preferred share (f)                            $  25,000     $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,015     $  25,003     $  25,000
Ratios to average net assets of common shareowners before
  waivers and reimbursement of expenses
  Net expenses(e)                                                            0.99%         1.00%         0.96%
  Net investment income before preferred share dividends                    11.68%        11.60%        11.64%
  Preferred share dividends                                                  1.19%         0.63%         0.39%
  Net investment income available to common shareowners                     10.49%        10.97%        11.25%

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e) Ratios do not reflect the effect of dividend payments to preferred shareowners.
(f)  Market value is redemption value in absence of an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


34    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08
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1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in the high-yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in Loan Interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such investments will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchanges where they are traded. Securities or Loan Interests for which market quotations are not readily available are valued using fair value methods pursuant to procedure adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of March 31, 2008, the Trust had no fair valued securities. Temporary cash investments are valued at amortized cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income,

Pioneer High Income Trust

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     including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust enters into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by Tax authorities) due to expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     As of March 31, 2008, the Trust reclassified $944,662 to decrease undistributed net investment income and to decrease net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2008 and March 31, 2007 was as follows:

-----------------------------------------------------------------------------
                                        2008             2007
-----------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                  $52,250,498      $51,873,934
  Net long-term capital gains       12,704,289        2,650,459
                                   -----------      -----------
      Total taxable distribution   $64,954,787      $54,524,393
                                   ===========      ===========
-----------------------------------------------------------------------------

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2008.

Pioneer High Income Trust

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                                                  2008
-----------------------------------------------------------------------------
  Undistributed ordinary income             $  9,845,904
  Undistributed long-term capital gains           16,941
  Dividends payable                             (109,057)
  Unrealized depreciation                    (32,824,087)
                                            ------------
      Total                                 $(23,070,299)
                                            ============
-----------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized losses on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses and other book/tax temporary differences.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interests received from counterparties, is required to be at least equal to or in excess of the repurchase price at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or subcustodians. Pioneer Investment Management, Inc., the Trust's investment adviser, is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Unrealized gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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     amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the securities lending arrangement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no

Pioneer High Income Trust

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     brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended March 31, 2008, the net management fee was equivalent to 0.60% of the Trust's average weekly managed assets, which was equivalent to 0.82% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2008, $270,182 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2008, the Trust expenses were reduced by $28 under such arrangement.

5. Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the specified currency. Alternatively, prior to the settlement date of these hedges, the Trust may close out such contracts by entering into offsetting hedge contract.

Open portfolio hedges at March 31, 2008 were as follows:

--------------------------------------------------------------------------------------------
                  Net                                                              Net
               Contracts     In Exchange     Settlement                        Unrealized
  Currency   to (Deliver)      For US$          Date         US$ Value            Loss
--------------------------------------------------------------------------------------------
  EURO      (5,950,000)     $(8,059,632)      6/11/08      $ (9,397,463)      $(1,337,831)
  EURO      (7,000,000)     (10,285,184)       2/4/09       (10,916,623)         (631,439)
                                                                              -----------
      Total                                                                   $(1,969,270)
                                                                              ===========
--------------------------------------------------------------------------------------------

As of March 31, 2008, the Trust had no outstanding forward currency settlement hedges.

Pioneer High Income Trust

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6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 31, 2008 and March 31, 2007 were as follows:

-----------------------------------------------------------------------------
                                        2008            2007
-----------------------------------------------------------------------------
  Shares outstanding at
    beginning of year               27,093,609     26,931,420
  Reinvestment of distributions        133,833        162,189
                                    ----------     ----------
  Shares outstanding at
    end of year                     27,227,442     27,093,609
                                    ==========     ==========
-----------------------------------------------------------------------------

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2008, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. You will not be able to sell your AMPS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for the 7-Day Series is 150% of the 7 Day commercial paper rate. The maximum rate for the 28 day Series is 150% of the 30 day commercial paper rate. Dividends on Series W28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 3.00% to 6.50% during the year ended March 31, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

Pioneer High Income Trust

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8. Subsequent Events

Subsequent to March 31, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2008, to common shareowners of record on April 15, 2008.

Subsequent to March 31, 2008, dividends declared and paid on preferred shares totaled $416,033 in aggregate for the three outstanding preferred share series through May 15, 2008.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a Senior vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Additional Information Regarding the Trust's Investment Policies

Event-Linked Bonds

The Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude

Pioneer High Income Trust

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NOTES TO FINANCIAL STATEMENTS 3/31/08                                (continued)
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may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Trust's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a more liquid market in these instruments will develop.

Event-linked bonds typically are rated by at least one nationally recognized rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

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IMPORTANT TAX INFORMATION (unaudited)

The Pioneer High Income Trust paid a long-term capital gain distribution of $0.3988 per share to common shareowners of record on December 12, 2007.

Additionally, the following summarizes the per share long-term capital gain distributions paid to preferred shareowners during the year:

-----------------------------------------------------------------------------
                 Payable Date     Long-Term Capital Gain
-----------------------------------------------------------------------------
  Series M        12/26/07               $ 26.94
  Series M        1/2/2008               $ 27.95
  Series M        1/8/2008               $ 23.13
  Series M       1/15/2008               $ 25.28
  Series M       1/22/2008               $ 23.82
  Series M       1/29/2008               $ 23.33
  Series M        2/5/2008               $ 20.90
  Series M       2/12/2008               $ 20.42
  Series M       2/19/2008               $ 20.66
  Series M       2/26/2008               $ 21.23
  Series M        3/4/2008               $ 21.09
  Series M       3/11/2008               $ 21.45
  Series M       3/18/2008               $ 21.38
  Series M       3/25/2008               $ 11.17
  Series W       1/24/2008               $119.58
  Series W       2/21/2008               $ 93.33
  Series W       3/20/2008               $ 89.19
  Series TH     12/21/2007               $ 25.28
  Series TH     12/28/2007               $ 24.31
  Series TH       1/4/2008               $ 17.01
  Series TH      1/11/2008               $ 26.74
  Series TH      1/18/2008               $ 25.28
  Series TH      1/25/2008               $ 24.06
  Series TH       2/1/2008               $ 22.12
  Series TH       2/8/2008               $ 20.90
  Series TH      2/15/2008               $ 20.17
  Series TH      2/22/2008               $ 21.23
  Series TH      2/29/2008               $ 21.89
  Series TH       3/7/2008               $ 21.23
  Series TH      3/14/2008               $ 20.80
  Series TH      3/24/2008               $ 12.56
-----------------------------------------------------------------------------

Pioneer High Income Trust

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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To the Board of Trustees and the Shareowners of Pioneer High Income Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                [Signature of Ernst & Young LLP]

Boston, Massachusetts
May 20, 2008

Pioneer High Income Trust

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RESULTS OF SHAREOWNER MEETING (unaudited)
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On September 11, 2007, Pioneer High Income Trust held its annual meeting of shareowners to elect Class II Trustees. All Class II Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class II Trustees.

-----------------------------------------------------------------------------
Nominee                  Affirmative     Withheld
-----------------------------------------------------------------------------
 David R. Bock           24,423,450      283,027
 Stephen K. West         24,416,488      289,989
 John F. Cogan, Jr.+          4,467           18
-----------------------------------------------------------------------------

+ Elected by Preferred Shares only

Pioneer High Income Trust

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT
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Pioneer Investment Management, Inc. ("PIM") serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

In connection with their most recent consideration of the investment advisory agreement for the Trust, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Trust under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary

Pioneer High Income Trust

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for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of

Pioneer High Income Trust

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
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services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the size of the Trust, the quality of services provided by PIM and the investment performance of the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-Trust businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the majority of the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered that an affiliate of PIM serves as the Trust's transfer agent. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Pioneer High Income Trust

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Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

Pioneer High Income Trust

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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
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Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC

Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. West and Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 34 of the 77 Pioneer Funds, Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer High Income Trust

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INTERESTED TRUSTEES
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                            Positions Held        Length of Service
Name and Age                With the Trust        and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the       Class II Trustee since
                            Board, Trustee and    2002. Term expires
                            President             in 2010. Elected by
                                                  Preferred Shares
                                                  only.
================================================================================

Daniel K. Kingsbury (49)*   Trustee and Execu-    Class III Trustee
                            tive Vice President   since March 2007.
                                                  Term expires
                                                  in 2008.
================================================================================

                                                                                       Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset     None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated
                            funds; Director of PIOGLOBAL Real Estate Investment
                            Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fiduciary Counseling, Inc.;
                            President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer
                            Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
================================================================================================================
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment          None
                            Management USA Inc. (since February 2007); Director
                            and President of Pioneer Investment Management, Inc.
                            and Pioneer Institutional Asset Management, Inc. (since
                            February 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since April 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
================================================================================================================

*Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

Pioneer High Income Trust

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INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                     Positions Held   Length of Service
Name and Age         With the Trust   and Term of Office
David R. Bock (64)   Trustee          Class II Trustee since
                                      2005. Term expires
                                      in 2010.
================================================================================
Mary K. Bush (59)    Trustee          Class I Trustee since
                                      2002. Term expires
                                      in 2009.
================================================================================

                                                                              Other Directorships Held
Name and Age         Principal Occupation During Past Five Years              by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer,    Director of The
                     I-trax, Inc. (publicly traded health care services       Enterprise Social Invest-
                     company) (2004 - 2007); Partner, Federal City Capital    ment Company
                     Advisors (boutique merchant bank) (1997 to 2004 and      (privately-held affordable
                     2008 - present); and Executive Vice President and        housing finance
                     Chief Financial Officer, Pedestal Inc. (internet-based   company); and Director
                     mortgage trading company) (2000 - 2002)                  of New York Mortgage
                                                                              Trust (publicly traded
                                                                              mortgage REIT)
=========================================================================================================
Mary K. Bush (59)    President, Bush International, LLC (international        Director of Brady
                     financial advisory firm)                                 Corporation (industrial
                                                                              identification and
                                                                              specialty coated material
                                                                              products manufacturer);
                                                                              Director of Briggs &
                                                                              Stratton Co. (engine
                                                                              manufacturer); Director
                                                                              of UAL Corporation
                                                                              (airline holding
                                                                              company); Director of
                                                                              Mantech International
                                                                              Corporation (national
                                                                              security, defense, and
                                                                              intelligence technology
                                                                              firm); and Member,
                                                                              Board of Governors,
                                                                              Investment Company
                                                                              Institute
=========================================================================================================

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name and Age                With the Trust   and Term of Office
Margaret B.W. Graham (60)   Trustee          Class III Trustee
                                             since 2002. Term
                                             expires in 2008.
================================================================================
Thomas J. Perna (57)        Trustee          Class I Trustee since
                                             February 2006. Term
                                             expires in 2009.
================================================================================
Marguerite A. Piret (59)    Trustee          Class I Trustee since
                                             2002. Term expires
                                             in 2009. Elected by
                                             Preferred Shares only.
================================================================================
Stephen K. West (79)        Trustee          Class II Trustee since
                                             2002. Term expires
                                             in 2010.
================================================================================
John Winthrop (71)          Trustee          Class III Trustee
                                             since 2002. Term
                                             expires in 2008.
================================================================================

                                                                                      Other Directorships Held
Name and Age                Principal Occupation During Past Five Years               by this Trustee
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate           None
                            Secretary, The Winthrop Group, Inc. (consulting firm);
                            and Desautels Faculty of Management, McGill University
===============================================================================================================
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive   Director of Quadriserv
                            Vice President, The Bank of New York (financial and       Inc. (technology
                            securities services) (1986 - 2004)                        products for securities
                                                                                      lending industry)
===============================================================================================================
Marguerite A. Piret (59)    President and Chief Executive Officer, Newbury, Piret &   Director of New America
                            Company, Inc. (investment banking firm)                   High Income Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
===============================================================================================================
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)        Director, The Swiss
                                                                                      Helvetia Fund, Inc.
                                                                                      (closed-end investment
                                                                                      company)
===============================================================================================================
John Winthrop (71)          President, John Winthrop & Co., Inc.                      None
                            (private investment firm)
===============================================================================================================

Pioneer High Income Trust

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2002. Serves
                                                   at the discretion of
                                                   the Board
================================================================================
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
================================================================================
Mark E Bradley (48)          Treasurer             Since 2008. Serves
                                                   at the discretion of
                                                   the Board
================================================================================
Luis I. Presutti (42)        Assistant Treasurer   Since 2002. Serves
                                                   at the discretion of
                                                   the Board
================================================================================
Gary Sullivan (49)           Assistant Treasurer   Since 2002. Serves
                                                   at the discretion of
                                                   the Board
================================================================================

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of    None
                             Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
================================================================================================================
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January        None
                             2008 and Assistant Secretary of all of the Pioneer
                             Funds since September 2003; Vice President and
                             Senior Counsel of Pioneer from July 2002 to December
                             2007
================================================================================================================
Mark E Bradley (48)          Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds since March 2008; Deputy
                             Treasurer of Pioneer and Assistant Treasurer of all of
                             the Pioneer Funds from November 2004 to March
                             2008; Treasurer and Senior Vice President, CDC IXIS
                             Asset Management Services from 2002 to 2003
================================================================================================================
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administra-   None
                             tion and Controllership Services of Pioneer; and As-
                             sistant Treasurer of all of the Pioneer Funds
================================================================================================================
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting,                None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
================================================================================================================

Pioneer High Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
================================================================================
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discre-
                                                    tion of the Board
================================================================================

                                                                                         Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting,             None
                              Administration and Controllership Services since June
                              2003 and Assistant Treasurer of all of the Pioneer
                              Funds since September 2003; Assistant Vice President
                              - Mutual Fund Operations of State Street Corporation
                              from June 2002 to June 2003 (formerly Deutsche Bank
                              Asset Management)
==================================================================================================================
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December         None
                              2006 and of all the Pioneer Funds since January 2007;
                              Vice President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006);
                              Consultant, Fidelity Investments (February 2005 to July
                              2005); Independent Consultant (July 1997 to February
                              2005)
==================================================================================================================

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                            This page for your notes.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                             1-800-710-0935

Or write to AST:

For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $40,100 in 2008 and $38,545 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately $9,652 in 2008 and $9,285 in 2007, which were related to the issuance of agreed upon procedures report to the rating agencies.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 for 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Fees for FAS 157 services totaled approximately $1,200 in 2008. There were no other services provided to the Trust during the fiscal year ended March 31, 2007.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2008 and 2007, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $19,142 in 2008 and $17,105 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     7                 $6,313,500,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $729,994,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 $564,841,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Manager. The following table indicates as of March 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------

Andrew Feltus                           C
--------------------------------------- -----------------------------------------------------------------


*Key to Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2008

* Print the name and title of each signing officer under his or her signature.